Exhibit 10.9

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2

to

DISTRIBUTION AND SUPPLY AGREEMENT

between

CIPHER PHARMACEUTICALS INC.

and

VERTICAL PHARMACEUTICALS, INC.

This Amendment No. 2 to Distribution and Supply Agreement (this “Amendment”) is entered into as of November 21, 2013 (the “Effective Date”) by and between Cipher Pharmaceuticals Inc. (“Cipher”), an Ontario corporation located at 5650 Tomken Road Unit 16, Mississauga Ontario IAW 4Pl, and Vertical Pharmaceuticals, Inc. (“Distributor”), a corporation organized under the laws of the state of New Jersey with an address at 2500 Main Street Extension, Suite 6, Sayreville, New Jersey 08872. Unless otherwise defined herein, all capitalized terms shall have the meaning specified in the Agreement.

RECITALS

WHEREAS, Cipher and Distributor entered into that certain Distribution and Supply Agreement, dated as of June 28, 2011, which was further amended on March 27th, 2012 as amended, (the “Agreement”); and

WHEREAS, Cipher and Distributor desire to further amend certain provisions of the Agreement.

NOW, THEREFORE, THIS AMENDMENT WITNESSES THAT in consideration of the foregoing and the covenants and promises contained herein, the Parties agree as follows:

1.             Instead of the minimum Net Sales obligations of Distributor in Year 3 and Year 4 under Schedule D of the Agreement:

(i)            Net Sales for the 2014 calendar year shall be (1) a minimum of $U.S. [***] and (2) generated by at least a [***] increase in number of prescriptions over those generated in the 2013 calendar year (as determined by available IMS data), and

(ii)           Net Sales for the 2015 calendar year shall be (1) a minimum of $U.S. [***] and (2) generated by at least a [***] increase in the number of prescriptions over those generated in the 2014 calendar year (as determined by available IMS data), and the provisions of the second, third and fourth paragraphs of Schedule D shall apply hereto.

2.             The Marketing Plan due to be delivered by Distributor to Cipher on November 1, 2013 shall instead be delivered by no later than November 30, 2013.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.             The Marketing Plans to be delivered pursuant to Section 3.2 of the Agreement and/or paragraph 2 of this Amendment after the date hereof shall, in addition to matters required by Section 3.2 to be contained therein, shall include reasonable targets and goals with respect to each individual marketing or promotional initiative. In addition, during 2014 and 2015 the Parties shall meet in person or by conference call on a quarterly basis to discuss discrepancies between actual results and the Marketing Plan. For purposes of clarity, failure to achieve any portion of any Marketing Plan, shall not in and of itself be deemed a breach of the Agreement or this Amendment. However the marketing obligations pursuant to Section 3.1 of the Agreement remain in effect.

4.             This Amendment shall be governed by laws of New York, excluding its choice of law provisions.

5.             Each Party hereto agrees to execute such further documents and take such further steps as the other Party reasonably determines may be necessary or desirable to effectuate the purposes of this Amendment.

6.             This Amendment shall become binding when any one or more counterparts hereof,

individually or taken together, shall bear the signatures of each of the Parties hereto. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against the Party whose signature appears thereon, but all which taken together shall constitute but one and the same document.

7.             Except as set forth herein, the Agreement shall remain in full force and effect.

Signature Page Follows

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.

CIPHER PHARMACEUTICALS INC.		VERTICAL PHARMACEUTICALS, INC.

By:	/s/ Larry Andrews	By:	/s/ Steven Squashic
Name:	Larry Andrews	Name:	Steven Squashic
Title:	President and Chief Executive Officer	Title:	President